SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                          May 12, 1999
        Date of Report (Date of earliest event reported)


                  Commission File Number 1-6247


                          ALZA CORPORATION
     (Exact name of registrant as specified in its charter)


               Delaware                     77-0142070
(State or other jurisdiction of         (I.R.S.Employer
  incorporation of organization)        Identification No.)


950 Page Mill Road, P.O. Box 10950, Palo Alto, CA 94303-0802
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(650) 494-5000


                    ALZA CORPORATION FORM 8-K


Item 5. Other Events

          On March 16, 1999, ALZA Corporation ("ALZA") completed its merger with SEQUUS Pharmaceuticals, Inc. ("SEQUUS"). The merger was accounted for as a pooling-of-interests and, accordingly, all historical financial information has been restated to reflect the combined operations, financial position and cashflows of both companies.
        ALZA is filing this current report on Form 8-K in order to file, as Exhibit 99.1 hereto, selected consolidated financial data, management's discussion and analysis of financial condition and results of operations, and audited consolidated financial statements as of and for the periods listed therein, as restated to reflect the combined results of ALZA and SEQUUS.


Item 7. Financial Statements and Exhibits

        (a)  Financial statements of businesses acquired

            None required

        (b)  Pro forma financial information

            None required

        (c)  Exhibits

           Exhibit 23    Consent of Ernst & Young, LLP

           Exhibit 27.1  Restated Financial Data Schedule for
                         the year ended December 31, 1998

           Exhibit 27.2  Restated Financial Data Schedule for
                          the year ended December 31, 1997

           Exhibit 27.3  Restated Financial Data Schedule for
                          the year ended December 31, 1996

           Exhibit 27.4  Restated Financial Data Schedule for
                         the nine months ended September 30, 1998

           Exhibit 27.5  Restated Financial Data Schedule for
                         the six months ended June 30, 1998

           Exhibit 27.6  Restated Financial Data Schedule for
                         the three months ended March 31, 1998

           Exhibit 27.7  Restated Financial Data Schedule for
                         the nine months ended September 30, 1997

            Exhibit 27.8  Restated Financial Data Schedule for
                          the six months ended June 30, 1997

            Exhibit 27.9  Restated Financial Data Schedule for
                          the three months ended March 31, 1997

            Exhibit 99.1  Selected consolidated financial data

            Management's discussion and analysis of
               financial condition and results of operations

		Consolidated statement of operations for the years
               ended December 31, 1998, 1997, and 1996

             Consolidated balance sheet at December 31, 1998 and
               1997

             Consolidated statement of stockholders' equity for
               the years ended December 31, 1998, 1997 and 1996

             Consolidated statement of cash flows for the years ended
               December 31, 1998, 1997, 1996

            Notes to the consolidated financial statements

            Report of Ernst & Young LLP, Independent Auditors

            SCHEDULE II --Consolidated valuation and qualifying accounts for the years ended December 31, 1998, 1997 and 1996



                           SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       ALZA CORPORATION



Date:  May 12, 1999                    By:   /s/ Dr. Ernest Mario
                                       Dr. Ernest Mario
                                       Chairman and
                                       Chief Executive Officer


Date:  May 12, 1999                    By:   /s/ Bruce C. Cozadd
                                       Bruce C. Cozadd
                                       Senior Vice President and
                                       Chief Financial Officer